                                                               EXHIBIT 10.1.12

                   AMENDMENT NO. 11 TO FINANCING AGREEMENTS
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                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054


                                              September 5, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000 and Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions
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         (a) Amendments to Definitions. All references to the term "Maximum
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Credit" in the Loan Agreement and the other Financing Agreements and each such reference is hereby amended to mean $60,000,000 for the period commencing on September 5, 2000 through and including October 15, 2000 and $50,000,000 at all other times.

          (b)  Interpretation.  All capitalized terms used herein shall have the
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meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined therein.

      2.  Representation, Warranties and Covenants. In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      3.  Conditions Precedent.  The amendments herein shall be effective upon
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the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

      4.  Effect of this Amendment.  Except as modified pursuant hereto, no
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other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreement are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreements and this Amendment shall be read and construed as one agreement.

      5.  Further Assurances.  The parties hereto shall execute and deliver such
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additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

      6.  Governing Law.  The validity, interpretation and enforcement of this
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Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

        7.  Binding Effect.  This Amendment shall be binding upon and inure to
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the benefit of each of the parties hereto and their respective successors and assigns.

        8.  Counterparts.  This Amendment may be executed in any number of
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counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


        Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a biding agreement by and between Borrower and Lender.

                                          Very truly yours,

                                          PNY TECHNOLOGIES, INC.
                                          formerly known as P.N.Y. Electronics,
                                          Inc.

                                          By: /s/ Mark J. Ciano
                                              ----------------------------

                                          Title: Vice President of Finance
                                                 -------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By:  Janet L. Sart
     -------------------------

Title First Vice President
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